UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Focused Equity Fund

Semiannual report
2 | 28 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Semiannual report
2 | 28 | 21

Message from the Trustees

April 6, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

* Source: Bloomberg Index Services Limited.

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How would you describe the investing environment during the reporting period?

Equity indices performed strongly during the period, advancing from the pandemic-driven downturn in March 2020. Progress in the race for a vaccine, along with massive fiscal and monetary stimulus worldwide, contributed to investors’ appetite for stocks.

The global automotive, industrials, materials, and other cyclical sectors appeared to rebound during the six-month period. After reporting losses for two consecutive quarters, U.S. manufacturing output increased by 56.7% in the third quarter of calendar 2020. Investors appeared to shift their preference from high-technology growth stocks, or those that benefited from pandemic lockdowns, toward more cyclical and economically sensitive stocks.

In October, uncertainty leading up to the U.S. presidential election and delays in further government stimulus eroded investor sentiment. A resurgence in Covid-19 cases, including those tied to a more contagious strain, also cautioned investors. To control the spread of the virus, parts of the United States and Europe reinstated lockdowns. In November, the bull market resumed when the world’s first

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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vaccine was approved for emergency use and the outcome of the U.S. presidency became known. Stocks rallied again when the U.S. Congress approved a $900 billion stimulus package. By period-end, two more Covid-19 vaccines were approved for distribution. With the vaccine roll-out underway, investors saw an end to the pandemic. Major stock indices closed the reporting period at record highs.

Against this backdrop, how did the fund perform?

For the six-month reporting period, the fund’s class A shares posted a return of 12.52%, outperforming the fund’s primary benchmark, the S&P 500 Index, which returned 9.74%.

What were some of the fund’s top contributors during the reporting period?

The portfolio was tilted cyclically toward companies that would benefit as global economies reopened. For example, the travel and leisure industry began to see a surge in demand following historic losses in the second quarter of 2020. The fund’s overweight position relative to the S&P 500 Index benchmark in global hospitality company Hilton Worldwide Holdings proved to be a top contributor. Hilton reported consecutive monthly increases in occupancy rates and revenues per average room during the period. Its share price more than doubled from pandemic-driven lows in April 2020 to around $127.00 per share in February 2021.

Our investment in transportation-as-a-service provider Lyft also aided results. Through Lyft’s mobile application, consumers can reserve rideshares, bikes, car rentals, and other transit as needed. To offset a decline in passengers amid quarantines, Lyft focused on cost reduction and higher prices, which led to an increase in revenue per rider in the fourth quarter of 2020. Management’s outlook for accelerated growth in the second half of 2021 also boded well for the stock.

Retail brokerage firm Charles Swab was another top performer. Investors responded positively to the company’s October 2020 merger with TD Ameritrade. TD Ameritrade operates an electronic trading platform with more than 11 million client accounts and provides custodial services to over 7,000 registered investment advisors. The merger is expected to be accretive to earnings and create benefits of scale. A strengthening global economy and rising interest rates also provide a supportive backdrop for Charles Swab, in our view.

What were some detractors to performance during the reporting period?

Alibaba Group Holding Ltd., which operates China’s largest retail ecommerce platform, was the fund’s top detractor. Alibaba had performed well early in the reporting period, as China’s strengthening economy boosted retail spending among consumers. However, a planned spin-off of Alibaba’s financial arm, Ant Financial, failed to materialize during the period, and shares of the stock declined. Before period-end, we sold our position in the stock.

Two other retail stocks, The Home Depot and Walmart, detracted from results. As global economies reopened, consumers shifted their spending from basic necessities to out-of-home entertainment and experiences. Mass-market discount retailer Walmart reported sluggish growth in the U.K. and Japan, and an earnings loss for the fourth quarter ended January 31, 2021. Lower-than-expected earnings guidance for 2022 also was a drag on stock performance.

The Home Depot, the largest U.S. home improvement retailer, faced similar setbacks. Record-low interest rates and time sequestered

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at home had increased the number of consumers engaging in do-it-yourself projects and home remodels. As restrictions were lifted, consumers began focusing on activities outside the home. Investors grew uncertain of The Home Depot’s near-term outlook, and the stock declined.

What is your outlook for the economy and the fund?

The availability of three vaccines — all within a year of the pandemic — helped boost investor and consumer confidence. With an end to the pandemic in sight, we anticipate a sustained and robust economic recovery over the next few years. Additional fiscal and monetary stimulus can help accelerate global growth, in our view.

As of period-end, the U.S. personal savings rate moved to a record high, home sales were up, and unemployment was down. Industry forecasts for U.S. economic growth have risen to approximately 7% to 10% for 2021. Consumer spending will be the primary engine of growth, in our view.

Improving macroeconomic conditions have helped cyclical stocks recover from staggering lows in early 2020. As the global economy strengthens, we would expect to see market gains more evenly distributed across sectors, including growth and value stocks. In terms of risks, we believe rising interest rates could be a headwind for stocks. We are also monitoring the likelihood of inflation and its potential impact on the portfolio.

In terms of managing the fund, the portfolio is concentrated to around 40 companies that represent our team’s strongest convictions. We also remain mindful of creating a diversified and balanced portfolio. We continue to favor high-quality companies with experienced management teams, in our view. Through a rigorous research process, we identify companies that we believe have fundamental strengths and prospects for growth. As companies adapt to a post-pandemic environment, we expect a number of new investment opportunities will unfold. We would consider strategically adding to the portfolio given attractive valuations.

Thank you, Walter, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.58%	191.04%	11.27%	102.25%	15.13%	30.53%	9.29%	30.17%	12.52%
After sales charge	14.03	174.30	10.62	90.62	13.77	23.03	7.15	22.68	6.05
Class B (12/18/08)
Before CDSC	14.04	174.20	10.61	94.83	14.27	27.70	8.49	29.25	12.10
After CDSC	14.04	174.20	10.61	92.83	14.03	24.70	7.64	24.25	7.10
Class C (12/18/08)
Before CDSC	13.89	170.11	10.45	94.85	14.27	27.71	8.50	29.26	12.13
After CDSC	13.89	170.11	10.45	94.85	14.27	27.71	8.50	28.26	11.13
Class R (12/18/08)
Net asset value	14.32	184.21	11.01	99.76	14.84	29.64	9.04	29.93	12.42
Class R6 (5/22/18)
Net asset value	14.92	199.81	11.61	105.75	15.52	32.16	9.74	30.79	12.74
Class Y (12/18/08)
Net asset value	14.88	198.35	11.55	104.74	15.41	31.51	9.56	30.50	12.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Comparative index returns For periods ended 2/28/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	15.09%	252.59%	13.43%	117.61%	16.82%	48.69%	14.14%	31.29%	9.74%
MSCI World
Industrials (ND) —
S&P 500 Linked	12.48	150.96	9.64	99.38	14.80	34.70	10.44	31.29	9.74
Benchmark*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The MSCI World Industrials (ND)-S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019 and performance of the S&P 500 Index from June 24, 2019, and thereafter.

Fund price and distribution information For the six-month period ended 2/28/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/20	$24.12	$25.59	$22.31	$22.34	$23.75	$24.64	$24.53
2/28/21	27.14	28.80	25.01	25.05	26.70	27.78	27.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.65%	195.07%	11.43%	97.14%	14.54%	35.77%	10.73%	57.69%	20.44%
After sales charge	14.10	178.11	10.77	85.80	13.19	27.96	8.57	48.62	13.52
Class B (12/18/08)
Before CDSC	14.11	178.13	10.77	90.00	13.70	32.75	9.90	56.54	20.00
After CDSC	14.11	178.13	10.77	88.00	13.46	29.75	9.07	51.54	15.00
Class C (12/18/08)
Before CDSC	14.10	178.04	10.77	89.92	13.69	32.75	9.90	56.59	20.02
After CDSC	14.10	178.04	10.77	89.92	13.69	32.75	9.90	55.59	19.02
Class R (12/18/08)
Net asset value	14.39	188.03	11.16	94.82	14.27	34.80	10.47	57.40	20.33
Class R6 (5/22/18)
Net asset value	14.99	204.05	11.76	100.54	14.93	37.47	11.19	58.38	20.69
Class Y (12/18/08)
Net asset value	14.95	202.60	11.71	99.58	14.82	36.81	11.01	58.13	20.61

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Effective 3/1/21, class C shares will generally convert to class A shares after eight years. In this table, class C share performance reflects conversion to class A shares after eight years.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/20*†	1.32%	2.07%	2.07%	1.57%	0.87%	1.07%
Total annual operating expenses for the
fiscal year ended 8/31/20†	1.36%	2.11%	2.11%	1.61%	0.91%	1.11%
Annualized expense ratio for the
six-month period ended 2/28/21	1.27%	2.02%	2.02%	1.52%	0.86%	1.02%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/21.

† Restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.69	$10.62	$10.62	$8.01	$4.54	$5.38
Ending value (after expenses)	$1,125.20	$1,121.00	$1,121.30	$1,124.20	$1,127.40	$1,126.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.36	$10.09	$10.09	$7.60	$4.31	$5.11
Ending value (after expenses)	$1,018.50	$1,014.78	$1,014.78	$1,017.26	$1,020.53	$1,019.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI World Industrials (ND) — S&P 500 Linked Benchmark represents performance of the MSCI World Industrials Index (ND) from the inception date of the fund, December 18, 2008, through June 23, 2019, and performance of the S&P 500 Index from June 24, 2019, and thereafter.

12 Focused Equity Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Focused Equity Fund

The fund’s portfolio 2/28/21 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value
Aerospace and defense (2.8%)
Raytheon Technologies Corp.	194,000	$13,966,060
TransDigm Group, Inc. †	11,290	6,510,604
		20,476,664
Airlines (1.9%)
Ryanair Holdings PLC ADR (Ireland) †	130,400	14,020,608
		14,020,608
Banks (2.9%)
Citigroup, Inc.	313,620	20,661,286
		20,661,286
Beverages (2.8%)
Constellation Brands, Inc. Class A	93,440	20,009,242
		20,009,242
Biotechnology (4.4%)
AbbVie, Inc.	217,900	23,476,546
Ascendis Pharma A/S ADR (Denmark) †	54,491	8,444,470
		31,921,016
Capital markets (2.4%)
Charles Schwab Corp. (The)	84,885	5,239,102
KKR & Co., Inc. Class A	270,408	12,319,788
		17,558,890
Electric utilities (1.8%)
NextEra Energy, Inc.	179,284	13,173,788
		13,173,788
Entertainment (2.7%)
Sea, Ltd. ADR (Thailand) †	83,000	19,562,270
		19,562,270
Equity real estate investment trusts (REITs) (2.7%)
Vornado Realty Trust	448,566	19,261,424
		19,261,424
Food and staples retail (2.8%)
Walmart, Inc.	156,900	20,384,448
		20,384,448
Health-care equipment and supplies (2.6%)
Boston Scientific Corp. †	250,781	9,725,287
Danaher Corp.	40,600	8,918,602
		18,643,889
Health-care providers and services (2.9%)
Cigna Corp.	102,300	21,472,770
		21,472,770
Hotels, restaurants, and leisure (6.6%)
Aramark	465,300	17,271,936
Hilton Worldwide Holdings, Inc.	160,714	19,877,108
Planet Fitness, Inc. Class A †	121,200	10,434,108
		47,583,152
Household durables (0.3%)
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $502) (Private) (Germany) † ∆∆ F	756	684
PulteGroup, Inc.	52,500	2,368,275
		2,368,959

Focused Equity Fund 15

COMMON STOCKS (97.8%)* cont.	Shares	Value
Industrial conglomerates (2.0%)
Honeywell International, Inc.	70,289	$14,222,979
		14,222,979
Insurance (6.0%)
AIA Group, Ltd. (Hong Kong)	1,262,400	15,795,360
Assured Guaranty, Ltd.	348,100	15,392,982
AXA SA (France)	492,924	12,366,289
		43,554,631
Internet and direct marketing retail (8.5%)
Amazon.com, Inc. †	13,345	41,275,151
Etsy, Inc. †	92,500	20,374,975
		61,650,126
IT Services (9.0%)
Fidelity National Information Services, Inc.	125,942	17,379,996
Mastercard, Inc. Class A	31,067	10,993,058
Okta, Inc. †	66,036	17,265,112
Shopify, Inc. Class A (Canada) †	15,200	19,470,744
		65,108,910
Machinery (1.7%)
Otis Worldwide Corp.	189,337	12,062,660
		12,062,660
Media (6.0%)
Charter Communications, Inc. Class A †	40,013	24,544,774
Sirius XM Holdings, Inc. S	3,222,253	18,850,180
		43,394,954
Oil, gas, and consumable fuels (4.7%)
Cenovus Energy, Inc. (Canada)	1,884,656	13,950,542
Enterprise Products Partners LP	949,412	20,241,464
		34,192,006
Pharmaceuticals (1.2%)
AstraZeneca PLC ADR (United Kingdom) S	174,700	8,451,986
		8,451,986
Real estate management and development (1.2%)
Altisource Asset Management Corp. (Virgin Islands) † Ω	337,785	7,701,498
Altisource Asset Management Corp. (Escrow) (acquired 2/18/21, cost
$1,227,000) (Virgin Islands) (Private) † ∆∆ F	81,800	920,250
		8,621,748
Road and rail (5.7%)
Lyft, Inc. Class A † S	412,100	22,953,970
Union Pacific Corp.	89,248	18,381,518
		41,335,488
Software (8.8%)
Ceridian HCM Holding, Inc. †	63,800	5,720,308
Microsoft Corp.	249,398	57,955,107
		63,675,415
Specialty retail (3.4%)
Home Depot, Inc. (The)	94,234	24,344,413
		24,344,413
Total common stocks (cost $592,580,730)		$707,713,722

16 Focused Equity Fund

CONVERTIBLE PREFERRED STOCKS (0.8%)*		Shares	Value
KKR & Co., Inc. $3.00 cv. pfd.		89,795	$5,627,453
Total convertible preferred stocks (cost $4,489,750)			$5,627,453

		Principal
U.S. TREASURY OBLIGATIONS (—%)*		amount	Value
U.S. Treasury Notes 2.00%, 2/15/25 [i]		$202,000	$213,653
Total U.S. treasury obligations (cost $213,653)			$213,653

	Principal amount/
SHORT-TERM INVESTMENTS (5.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.11% [d]	Shares	32,633,425	$32,633,425
Putnam Short Term Investment Fund Class P 0.12% L	Shares	7,854,664	7,854,664
U.S. Treasury Bills 0.087%, 4/8/21 ∆		$200,000	199,991
U.S. Treasury Bills 0.078%, 3/18/21 ∆		1,200,000	1,199,984
U.S. Treasury Bills 0.037%, 6/10/21		100,000	99,989
Total short-term investments (cost $41,988,017)			$41,988,053

TOTAL INVESTMENTS
Total investments (cost $639,272,150)			$755,542,881

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $723,862,827.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $920,934, or 0.1% of net assets.

Ω Affiliated company (Note 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,159,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $641,622 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Focused Equity Fund 17

FORWARD CURRENCY CONTRACTS at 2/28/21 (aggregate face value $134,831,216) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/17/21	$3,364,582	$3,254,293	$(110,289)
	Canadian Dollar	Buy	4/21/21	3,108,300	3,120,478	(12,178)
	Euro	Sell	3/17/21	2,321,597	2,338,451	16,854
Barclays Bank PLC
	British Pound	Buy	3/17/21	535,730	518,088	17,642
Citibank, N.A.
	British Pound	Sell	3/17/21	1,740,811	1,683,855	(56,956)
	Canadian Dollar	Sell	4/21/21	18,278,875	18,354,547	75,672
	Danish Krone	Sell	3/17/21	9,681,573	9,761,751	80,178
	Euro	Sell	3/17/21	20,552,317	20,738,012	185,695
HSBC Bank USA, National Association
	British Pound	Buy	3/17/21	6,017,737	5,820,302	197,435
	Euro	Sell	3/17/21	56,244	51,040	(5,204)
Hong Kong Dollar		Sell	5/20/21	15,424,449	15,434,836	10,387
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	4/21/21	1,468,452	1,474,762	(6,310)
Morgan Stanley & Co. International PLC
	British Pound	Sell	3/17/21	106,728	103,237	(3,491)
	Canadian Dollar	Sell	4/21/21	7,976,998	7,992,338	15,340
	Euro	Buy	3/17/21	1,862,588	1,899,958	(37,370)
NatWest Markets PLC
	British Pound	Sell	3/17/21	9,103,238	8,787,022	(316,216)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/21/21	2,652,974	2,663,384	10,410
UBS AG
	Canadian Dollar	Sell	4/21/21	18,606,656	18,573,688	(32,968)
	Euro	Sell	3/17/21	3,783,593	3,817,842	34,249
WestPac Banking Corp.
	Canadian Dollar	Buy	4/21/21	8,410,712	8,443,332	(32,620)
Unrealized appreciation						643,862
Unrealized (depreciation)						(613,602)
Total						$30,260

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

18 Focused Equity Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Communication services	$62,957,224	$—	$—
Consumer discretionary	135,945,966	—	684
Consumer staples	40,393,690	—	—
Energy	34,192,006	—	—
Financials	69,408,518	12,366,289	—
Health care	80,489,661	—	—
Industrials	102,118,399	—	—
Information technology	128,784,325	—	—
Real estate	26,962,922	—	920,250
Utilities	13,173,788	—	—
Total common stocks	694,426,499	12,366,289	920,934

Convertible preferred stocks	—	5,627,453	—
U.S. treasury obligations	—	213,653	—
Short-term investments	—	41,988,053	—
Totals by level	$694,426,499	$60,195,448	$920,934

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$30,260	$—
Totals by level	$—	$30,260	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	8/31/20	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	2/28/21
Common stocks *:
Consumer
discretionary	$677	$—	$—	$7	$—	$—	$—	$—	$684
Real estate	—	—	—	(306,750)	1,227,000	—	—	—	920,250
Total common stocks	$677	$—	$—	$(306,743)	$1,227,000	$—	$—	$—	$920,934
Convertible preferred
stocks	$4,084,519	—	(71,591,549)	77,715,481	—	(10,208,451)	—	—	$—
Preferred stocks	$8,000,001	—	(19,599,997)	19,599,993	—	(7,999,997)	—	—	$—
Totals	$12,085,197	$—	$(91,191,546)	$97,008,731	$1,227,000	$(18,208,448)	$—	$—	$920,934

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(306,743) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 19

Statement of assets and liabilities 2/28/21 (Unaudited)

ASSETS
Investment in securities, at value, including $31,774,270 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $586,772,842)	$707,353,294
Affiliated issuers (identified cost $52,499,308) (Notes 1 and 5)	48,189,587
Foreign currency (cost $25) (Note 1)	26
Dividends, interest and other receivables	813,466
Foreign tax reclaim	28,576
Receivable for shares of the fund sold	213,904
Receivable for investments sold	2,708,122
Unrealized appreciation on forward currency contracts (Note 1)	643,862
Prepaid assets	60,682
Total assets	760,011,519

LIABILITIES
Payable for shares of the fund repurchased	1,280,443
Payable for compensation of Manager (Note 2)	413,975
Payable for custodian fees (Note 2)	17,638
Payable for investor servicing fees (Note 2)	246,925
Payable for Trustee compensation and expenses (Note 2)	254,607
Payable for administrative services (Note 2)	2,176
Payable for distribution fees (Note 2)	295,295
Unrealized depreciation on forward currency contracts (Note 1)	613,602
Collateral on securities loaned, at value (Note 1)	32,633,425
Collateral on certain derivative contracts, at value (Notes 1 and 8)	213,653
Other accrued expenses	176,953
Total liabilities	36,148,692

Net assets	$723,862,827

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$749,062,398
Total distributable earnings (Note 1)	(25,199,571)
Total — Representing net assets applicable to capital shares outstanding	$723,862,827

(Continued on next page)

20 Focused Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($397,942,294 divided by 14,660,010 shares)	$27.14
Offering price per class A share (100/94.25 of $27.14)*	$28.80
Net asset value and offering price per class B share ($23,204,353 divided by 927,977 shares)**	$25.01
Net asset value and offering price per class C share ($140,057,520 divided by 5,591,282 shares)**	$25.05
Net asset value, offering price and redemption price per class R share
($7,997,115 divided by 299,573 shares)	$26.70
Net asset value, offering price and redemption price per class R6 share
($18,487,161 divided by 665,479 shares)	$27.78
Net asset value, offering price and redemption price per class Y share
($136,174,384 divided by 4,926,238 shares)	$27.64

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 21

Statement of operations Six months ended 2/28/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $2,557)	$4,940,029
Interest (including interest income of $18,654 from investments in affiliated issuers) (Note 5)	19,376
Securities lending (net of expenses) (Notes 1 and 5)	14,579
Total investment income	4,973,984

EXPENSES
Compensation of Manager (Note 2)	2,205,286
Investor servicing fees (Note 2)	734,856
Custodian fees (Note 2)	7,182
Trustee compensation and expenses (Note 2)	16,081
Distribution fees (Note 2)	1,347,663
Administrative services (Note 2)	11,871
Legal	592,186
Other	230,402
Fees waived and reimbursed by Manager (Note 2)	(135,431)
Total expenses	5,010,096
Expense reduction (Note 2)	(2,614)
Net expenses	5,007,482

Net investment loss	(33,498)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(44,768,400)
Securities from affiliated issuers (Notes 1, 3 and 5)	(2,761,387)
Foreign currency transactions (Note 1)	(62)
Forward currency contracts (Note 1)	(2,604,873)
Total net realized loss	(50,134,722)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	131,378,562
Securities from affiliated issuers (Note 5)	1,955,840
Assets and liabilities in foreign currencies	(53,424)
Forward currency contracts	937,225
Total change in net unrealized appreciation	134,218,203

Net gain on investments	84,083,481

Net increase in net assets resulting from operations	$84,049,983

The accompanying notes are an integral part of these financial statements.

22 Focused Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/21*	Year ended 8/31/20
Operations
Net investment income (loss)	$(33,498)	$270,014
Net realized loss on investments
and foreign currency transactions	(50,134,722)	(2,854,989)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	134,218,203	38,009,306
Net increase in net assets resulting from operations	84,049,983	35,424,331
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(2,501,501)
Class B	—	(137,650)
Class C	—	(322,174)
Class R	—	(109,778)
Class R6	—	(140,495)
Class Y	—	(630,588)
Increase (decrease) from capital share transactions
(Notes 4 and 9)	(115,971,572)	541,904,680
Total increase (decrease) in net assets	(31,921,589)	573,486,825

NET ASSETS
Beginning of period	755,784,416	182,297,591
End of period	$723,862,827	$755,784,416

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2021**	$24.12	.02	3.00	3.02	—	—	—	$27.14	12.52*	$397,942	.63*f	.06*f	38*
August 31, 2020	21.69	.05	2.87	2.92	—	(.49)	(.49)	24.12	13.62	390,813	1.32[f]	.22[f]	294
August 31, 2019	22.88	.15	.16	.31	—	(1.50)	(1.50)	21.69	3.09	116,776	1.28[f]	.68[f]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[g]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[f]	1.40[f,g]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	18.46	19.58	12,431	1.28[f,i]	.77[f,i]	216
Class B
February 28, 2021**	$22.31	(.07)	2.77	2.70	—	—	—	$25.01	12.10*	$23,204	1.00*f	(.32)*f	38*
August 31, 2020	20.24	(.11)	2.67	2.56	—	(.49)	(.49)	22.31	12.80	26,938	2.07[f]	(.55)[f]	294
August 31, 2019	21.63	(.04)	.15	.11	—	(1.50)	(1.50)	20.24	2.30	6,152	2.03[f]	(.21)[f]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[g]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[f]	.52[f,g]	275
August 31, 2016	15.46	—[d]	2.82	2.82	(.07)	(.58)	(.65)	17.63	18.67	1,442	2.03[f,i]	(.02) [f,i]	216
Class C
February 28, 2021**	$22.34	(.07)	2.78	2.71	—	—	—	$25.05	12.13*	$140,058	1.00*f	(.32)*f	38*
August 31, 2020	20.27	(.14)	2.70	2.56	—	(.49)	(.49)	22.34	12.78	158,407	2.07[f]	(.68) [f]	294
August 31, 2019	21.66	(.04)	.15	.11	—	(1.50)	(1.50)	20.27	2.29	15,011	2.03[f]	(.22) [f]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[g]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[f]	.48[f,g]	275
August 31, 2016	15.49	—[d]	2.83	2.83	(.07)	(.58)	(.65)	17.67	18.70	1,939	2.03[f,i]	(.01) [f,i]	216
Class R
February 28, 2021**	$23.75	(.02)	2.97	2.95	—	—	—	$26.70	12.42*	$7,997	.75*f	(.07)*f	38*
August 31, 2020	21.41	—[d]	2.83	2.83	—	(.49)	(.49)	23.75	13.37	8,363	1.57[f]	—[f,e]	294
August 31, 2019	22.67	.16	.08	.24	—	(1.50)	(1.50)	21.41	2.79	5,904	1.53[f]	.74[f]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[g,h]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[f]	1.30[f,g,h]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	18.33	19.28	116	1.53[f,i]	.41[f,i]	216
Class R6
February 28, 2021**	$24.64	.07	3.07	3.14	—	—	—	$27.78	12.74*	$18,487	.43*f	.26*f	38*
August 31, 2020	22.05	.15	2.93	3.08	—	(.49)	(.49)	24.64	14.13	18,333	.87[f]	.69[f]	294
August 31, 2019	23.14	.23	.18	.41	—	(1.50)	(1.50)	22.05	3.51	6,378	.87[f]	1.07[f]	229
August 31, 2018 †	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
February 28, 2021**	$24.53	.04	3.07	3.11	—	—	—	$27.64	12.68*	$136,174	.51*f	.18*f	38*
August 31, 2020	22.00	.10	2.92	3.02	—	(.49)	(.49)	24.53	13.88	152,930	1.07[f]	.43[f]	294
August 31, 2019	23.13	.16	.21	.37	—	(1.50)	(1.50)	22.00	3.33	30,518	1.03[f]	.75[f]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[g]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[f]	1.42[f,g]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	18.62	19.91	13,042	1.03[f,i]	1.04[f,i]	216

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Focused Equity Fund	Focused Equity Fund 25

Financial highlights cont.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2021	0.02%
August 31, 2020	0.20
August 31, 2019	0.32
August 31, 2017	0.25
August 31, 2016	0.68

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class R	0.15	0.79
Class Y	0.10	0.48

h The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

26 Focused Equity Fund

Notes to financial statements 2/28/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through February 28, 2021.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachu-setts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Effective March 1, 2021, class C shares will generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Focused Equity Fund 27

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

28 Focused Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Focused Equity Fund 29

At the close of the reporting period, the fund had a net liability position of $486,280 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,159,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $32,633,425 and the value of securities loaned amounted to $31,774,270.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had a capital loss carryover of $114,890,100 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the August 21, 2020 merger, the fund acquired $25,732,490 in capital loss carryovers from Putnam Equity Spectrum Fund, which are subject to limitations imposed by the Code. As a result of the June 21, 2019 merger, the fund acquired $86,942,649 in capital loss carryovers from Putnam Global Natural Resources Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

30 Focused Equity Fund

	Loss carryover
Short-term	Long-term	Total
$69,835,979	$45,054,121	$114,890,100

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $618,278 to its fiscal year ending August 31, 2021, a portion of which could be subject to limitations imposed by the Code, of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and August 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and August 31, 2020.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $615,098,012, resulting in gross unrealized appreciation and depreciation of $148,163,348 and $7,688,219, respectively, or net unrealized appreciation of $140,475,129.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.305% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $135,431 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Focused Equity Fund 31

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$393,965	Class R6	4,477
Class B	25,335	Class Y	147,847
Class C	155,313	Total	$734,856
Class R	7,919

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,614 under the expense offset arrangements and by no monies under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $500, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

32 Focused Equity Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$477,628
Class B	1.00%	1.00%	120,727
Class C	1.00%	1.00%	729,525
Class R	1.00%	0.50%	19,783
Total			$1,347,663

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,252 class A shares and received $938 and $1,499 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $75 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$265,672,248	$367,949,064
U.S. government securities (Long-term)	—	—
Total	$265,672,248	$367,949,064

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	812,835	$20,803,865	413,616	$8,871,329
Shares issued in connection with
reinvestment of distributions	—	—	108,561	2,425,258
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	—	—	6,902,393	161,963,964
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	—	—	4,616,610	108,328,281
	812,835	20,803,865	12,041,180	281,588,832
Shares repurchased	(2,354,588)	(59,065,462)	(1,223,368)	(26,284,652)
Net increase (decrease)	(1,541,753)	$(38,261,597)	10,817,812	$255,304,180

Focused Equity Fund 33

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	2,269	$55,292	4,208	$81,726
Shares issued in connection with
reinvestment of distributions	—	—	6,516	135,275
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	—	—	648,247	14,068,121
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	—	—	369,752	8,024,276
	2,269	55,292	1,028,723	22,309,398
Shares repurchased	(282,014)	(6,496,064)	(124,974)	(2,530,483)
Net increase (decrease)	(279,745)	$(6,440,772)	903,749	$19,778,915

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	60,736	$1,405,470	47,315	$921,539
Shares issued in connection with
reinvestment of distributions	—	—	15,420	320,582
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	—	—	4,546,411	98,835,331
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	—	—	2,106,096	45,784,842
	60,736	1,405,470	6,715,242	145,862,294
Shares repurchased	(1,559,090)	(36,371,073)	(366,133)	(7,403,050)
Net increase (decrease)	(1,498,354)	$(34,965,603)	6,349,109	$138,459,244

			YEAR ENDED 8/31/20*
Class M			Shares	Amount
Shares sold			465	$9,761
Shares issued in connection with reinvestment of distributions			—	—
			465	9,761
Shares repurchased			(74,473)	(1,608,535)
Net decrease			(74,008)	$(1,598,774)

34 Focused Equity Fund

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	26,209	$652,897	61,405	$1,304,692
Shares issued in connection with
reinvestment of distributions	—	—	4,254	93,724
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	—	—	103,621	2,394,164
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	—	—	78,006	1,802,321
	26,209	652,897	247,286	5,594,901
Shares repurchased	(78,757)	(1,899,790)	(170,894)	(3,625,937)
Net increase (decrease)	(52,548)	$(1,246,893)	76,392	$1,968,964

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	50,248	$1,320,173	559,524	$13,383,113
Shares issued in connection with
reinvestment of distributions	—	—	6,178	140,495
	50,248	1,320,173	565,702	13,523,608
Shares repurchased	(128,881)	(3,304,135)	(110,899)	(2,412,646)
Net increase (decrease)	(78,633)	$(1,983,962)	454,803	$11,110,962

	SIX MONTHS ENDED 2/28/21		YEAR ENDED 8/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	331,322	$8,311,544	339,987	$7,624,479
Shares issued in connection with
reinvestment of distributions	—	—	27,348	620,255
Shares issued in connection with the
merger of Putnam Capital
Spectrum Fund	—	—	3,551,284	84,753,169
Shares issued in connection with the
merger of Putnam Equity
Spectrum Fund	—	—	2,601,068	62,075,793
	331,322	8,311,544	6,519,687	155,073,696
Shares repurchased	(1,638,225)	(41,384,289)	(1,673,733)	(38,192,507)
Net increase (decrease)	(1,306,903)	$(33,072,745)	4,845,954	$116,881,189

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Focused Equity Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized	appreciation	outstanding as	Fair value as
Name of affiliate	of 8/31/20	Purchase cost	Sale proceeds	income	distributions	gain (loss)	(depreciation)	of 2/28/21	of 2/28/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$23,279,275	$159,036,005	$149,681,855	$27,141	$—	$—	$—	32,633,425	$32,633,425
Putnam Short Term Investment Fund**	10,078,448	110,738,941	112,962,725	18,654	—	—	—	7,854,664	7,854,664
Total Short-term investments	33,357,723	269,774,946	262,644,580	45,795	—	—	—		40,488,089
Common stocks†
Real estate
Altisource Asset Management Corp.
(Virgin Islands)	2,016,056	7,345,451	854,462	—	—	(2,761,387)	1,955,840	337,785	7,701,498
Total Common stocks	2,016,056	7,345,451	854,462	—	—	(2,761,387)	1,955,840		7,701,498
Totals	$35,373,779	$277,120,397	$263,499,042	$45,795	$—	$(2,761,387)	$1,955,840		$48,198,587

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

36 Focused Equity Fund	Focused Equity Fund 37

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$138,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$643,862	Payables	$613,602
Total		$643,862		$613,602

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(2,604,873)	$(2,604,873)
Total	$(2,604,873)	$(2,604,873)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$937,225	$937,225
Total	$937,225	$937,225

38 Focused Equity Fund

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Focused Equity Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Citibank, N. A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$16,854	$17,642	$341,545	$207,822	$—	$15,340	$—	$10,410	$34,249	$—	$643,862
Total Assets	$16,854	$17,642	$341,545	$207,822	$—	$15,340	$—	$10,410	$34,249	$—	$643,862
Liabilities:
Forward currency contracts#	122,467	—	56,956	5,204	6,310	40,861	316,216	—	32,968	32,620	613,602
Total Liabilities	$122,467	$—	$56,956	$5,204	$6,310	$40,861	$316,216	$—	$32,968	$32,620	$613,602
Total Financial and Derivative Net Assets	$(105,613)	$17,642	$284,589	$202,618	$(6,310)	$(25,521)	$(316,216)	$10,410	$1,281	$(32,620)	$30,260
Total collateral received (pledged)†##	$(105,613)	$—	$(453,000)	$202,618	$—	$—	$(316,216)	$—	$(222,000)	$—
Net amount	$—	$17,642	$737,589	$—	$(6,310)	$(25,521)	$—	$10,410	$223,281	$(32,620)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$213,653	$—	$—	$—	$—	$—	$—	$213,653
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(111,000)	$—	$(453,000)	$—	$—	$—	$(373,000)	$—	$(222,000)	$—	$(1,159,000)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Acquisition of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund

The purpose of the transaction was to combine three Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On August 24, 2020, the fund issued 6,902,393, 648,247, 4,546,411, 103,621 and 3,551,284 class A, class B, class C, class R and class Y shares, respectively, for 11,564,271, 1,133,228, 7,978,614, 177,629 and 5,875,573 class A, class B, class C, class R and class Y shares of Putnam Capital Spectrum Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with identical or similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and improved commercial sale opportunities. The investment portfolio of Putnam Capital Spectrum Fund, with a fair value of $343,330,230 and an identified cost of $372,768,064 at August 21, 2020, was the principal asset acquired by the fund. The net assets of the Putnam Capital Spectrum Fund on August 21, 2020 was $362,014,749. On August 21, 2020, Putnam Capital Spectrum Fund had distributions in excess of net investment income of $1,796,201, accumulated net realized gain of $15,296,822 and unrealized depreciation of $29,437,834.

On August 24, 2020, the fund issued 4,616,610, 369,752, 2,106,096, 78,006 and 2,601,068 class A, class B, class C, class R and class Y shares, respectively, for 2,993,817, 238,974, 1,365,661, 50,984 and 1,677,483 class A, class B, class C, class R and class Y shares of Putnam Equity Spectrum Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with identical or similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and improved commercial sale opportunities. The investment portfolio of Putnam Equity Spectrum Fund,

40 Focused Equity Fund	Focused Equity Fund 41

Note 9: Acquisition of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund cont. with a fair value of $216,990,019 and an identified cost of $252,346,219 at August 21, 2020, was the principal asset acquired by the fund. The net assets of the Putnam Equity Spectrum Fund on August 21, 2020 was $226,015,513. On August 21, 2020, Putnam Equity Spectrum Fund had distributions in excess of net investment income of $301,933, accumulated net realized loss of $25,747,627 and unrealized depreciation of $35,356,200.

The aggregate net assets of the fund on August 21, 2020 was $154,219,664. Immediately following the acquisitions, the net assets were $742,249,926.

Information presented in the Statement of changes in net assets for the period ended August 31, 2020, reflect only the operations of Putnam Focused Equity Fund.

Assuming the acquisition had been completed on September 1, 2019, the fund’s pro forma results of operations for the prior fiscal year would have been as follows:

Net investment (loss)	$(993,417)
Net gain on investments	$75,207,937
Net Increase in net assets resulting from operations	$74,214,520

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Capital Spectrum Fund and Putnam Equity Spectrum Fund that have been included in the fund’s Statement of operations for the prior fiscal period.

42 Focused Equity Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Focused Equity Fund 43

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Dynamic Asset Allocation Balanced Fund	Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® Maturity Fund
RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Focused Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021